UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 29, 2025

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its Charter)

PA	001-36388	23-2391852
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

102 E. Drinker Street, Dunmore, PA 18512

(Address of Principal Executive Offices) (Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.00 par value	PFIS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).              Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2025, the Board of Directors (the “Board”) of Peoples Financial Services Corp. (the “Company”), the parent company of Peoples Security Bank and Trust Company (the “Bank”) adopted the Company’s Severance and Change in Control Plan for its Chief Executive Officer (CEO) and leadership team (the “Plan”). The Plan is intended to provide severance benefits under specified conditions to the CEO and Executives (as defined in the Plan) who experience a Qualifying Termination (as defined in the Plan) on or after September 2, 2025 (the “Effective Date”). The Plan is an unfunded plan maintained primarily for the purpose of providing severance benefits to Executives of the Company, the Bank and the Company’s affiliate 1st Equipment Finance, Inc., and any additional Company affiliate that the Plan Administrator (as defined below) may approve to participate in the Plan in the future (collectively, the “Peoples Entities” and each individually a “Peoples Entity”).

A “Qualifying Termination” occurs under the Plan when the Compensation Committee of the Board (the “Plan Administrator”) determines that one of the following events occurred: (a) the Executive’s position is being eliminated (and not replaced) and the Executive is not offered a Suitable Position (as defined in the Plan); (b) the Executive’s employment is being terminated in connection with a Peoples Entity-initiated separation which is not for Cause and the Executive is not offered a Suitable Position; (c) the Executive resigns with Good Reason (as defined in the Plan); or (d) a Change in Control occurs and, within 24 months after the date of such Change in Control, the Executive has a Qualifying Termination in accordance with (a), (b) or (c) above.

The Plan is not intended to and will not be interpreted to provide any duplication of any entitlement to severance benefits that an Executive may be entitled to under applicable law or under any other plan, policy or agreement with a Peoples Entity, including an Alternative Severance Arrangement (as defined in the Plan).

An Executive shall be entitled to the benefits under the Plan associated with the Executive’s respective title and designated “Tier”. Each Executive shall receive written notice of the designated Tier into which their respective position places them within the Plan and applicable benefits available to them under such Tier, as summarized below.

Tier I under the Plan shall cover the CEO of the Company and the Bank. The Tier I Executive shall be entitled to the following benefits upon a Qualifying Termination:

(A)	Non-Change in Control Benefit:

(1)	continued payment, commencing within 60 days following the effective date of the Qualifying Termination, the Executive’s Base Salary (as defined in the Plan), for a period of 18 months following the Qualifying Termination;

(2)	a pro rata bonus under the Annual Bonus Plan (as defined in the Plan) for the year of the Qualifying Termination paid in such amount that would have otherwise been paid absent the Qualifying Termination; and

(3)	subject to the Executive’s timely election of continuation coverage under COBRA, and the Executive’s payment of the applicable group health COBRA premiums, reimbursement by the Company for a period of 18 months following such Qualifying Termination of the COBRA premiums for the Executive’s health coverage (including spouse and dependent coverage) equal to the amount the Company contributed toward the Executive’s health coverage immediate prior to the Qualifying Termination.

(B)	Change in Control Benefit:

(1)	A lump sum cash severance amount to be paid within 60 days following the effective date of the Qualifying Termination equal to the sum of (i) 36 months of the Executive’s Base Salary and (ii) 2.99 times the Executive’s target bonus under the Annual Bonus Plan for the year of the Qualifying Termination; and

(2)	subject to the Executive’s timely election of continuation coverage under COBRA, and the Executive’s payment of the applicable group health COBRA premiums, reimbursement by the Company for a period of 36 months following such Qualifying Termination of the COBRA premiums for the Executive’s health coverage (including spouse and dependent coverage) equal to the amount the Company contributed toward the Executive’s health coverage immediate prior to the Qualifying Termination.

Tier II under the Plan shall initially cover the following Executives of the Company and Bank: Chief Financial Officer, President, Chief Banking Officer, Chief Risk Officer, Chief Information Officer, General Counsel, Chief Operating Officer, Chief Human Resources Officer and Chief Lending Officer. Tier II Executives shall be entitled to the following benefits upon a Qualifying Termination:

(A)	Non-Change in Control Benefit:

(1)	continued payment, commencing within 60 days following the effective date of the Qualifying Termination, the Executive’s Base Salary, for a period of 12 months following the Qualifying Termination;

(2)	a pro rata bonus under the Annual Bonus Plan for the year of the Qualifying Termination paid in such amount that would have otherwise been paid absent the Qualifying Termination; and

(3)	subject to the Executive’s timely election of continuation coverage under COBRA, and the Executive’s payment of the applicable group health COBRA premiums, reimbursement by the Company for a period of 12 months following such Qualifying Termination of the COBRA premiums for the Executive’s health coverage (including spouse and dependent coverage) equal to the amount the Company contributed toward the Executive’s health coverage immediate prior to the Qualifying Termination.

(B)	Change in Control Benefit:

(1)	A lump sum cash severance amount to be paid within 60 days following the effective date of the Qualifying Termination equal to the sum of (i) 24 months of the Executive’s Base Salary and (ii) two times the Executive’s target bonus under the Annual Bonus Plan for the year of the Qualifying Termination; and

(2)	subject to the Executive’s timely election of continuation coverage under COBRA, and the Executive’s payment of the applicable group health COBRA premiums, reimbursement by the Company for a period of 24 months following such Qualifying Termination of the COBRA premiums for the Executive’s health coverage (including spouse and dependent coverage) equal to the amount the Company contributed toward the Executive’s health coverage immediate prior to the Qualifying Termination.

Tier III under the Plan shall initially cover the following Executives of the Peoples Entities: Chief Accounting Officer, Market Presidents, Trust Administration Leader, 1st Equipment Finance Officer, Chief Investments Services Officer. Tier III Executives shall be entitled to the following benefits upon a Qualifying Termination:

(A)	Non-Change in Control Benefit:

(1)	continued payment, commencing within 60 days following the effective date of the Qualifying Termination, the Executive’s Base Salary, for a period of 12 months following the Qualifying Termination;

(2)	a pro rata bonus under the Annual Bonus Plan for the year of the Qualifying Termination paid in such amount that would have otherwise been paid absent the Qualifying Termination; and

(3)	subject to the Executive’s timely election of continuation coverage under COBRA, and the Executive’s payment of the applicable group health COBRA premiums, reimbursement by the Company for a period of 12 months following such Qualifying Termination of the COBRA premiums for the Executive’s health coverage (including spouse and dependent coverage) equal to the amount the Company contributed toward the Executive’s health coverage immediate prior to the Qualifying Termination.

(B)	Change in Control Benefit:

(1)	A lump sum cash severance amount to be paid within 60 days following the effective date of the Qualifying Termination equal to the sum of (i) 12 months of the Executive’s Base Salary and (ii) one times the Executive’s target bonus under the Annual Bonus Plan for the year of the Qualifying Termination; and

(2)	subject to the Executive’s timely election of continuation coverage under COBRA, and the Executive’s payment of the applicable group health COBRA premiums, reimbursement by the Company for a period of 12 months following such Qualifying Termination of the COBRA premiums for the Executive’s health coverage (including spouse and dependent coverage) equal to the amount the Company contributed toward the Executive’s health coverage immediate prior to the Qualifying Termination.

The foregoing payments and benefits are conditioned on the Executive’s execution of a separation agreement, which shall include a release and waiver of claims and certain restrictive covenants, including a 12-month non-solicitation covenant.

The forgoing summary of the Plan is a general description only and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this form 8-K:

Exhibit No.	Description

10.1	Peoples Financial Services Corp. Severance and Change in Control For CEO and Leadership Team effective as of September 2, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

By:	/s/ James M. Bone, Jr., CPA
James M. Bone, Jr., CPA
Executive Vice President and Chief Financial Officer
Principal Financial Officer

Dated: September 5, 2025

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